Exhibit 10.9
Loan Agreement
This Loan Agreement (this “Agreement”) dated June 5, 2007 is made in Beijing by and between:

Party A:	NetQin Mobile (Beijing) Co., Ltd.

Registered Address:	Unit B-1328-1, Tower #1, Beijing Zhongguancun Software Park Incubator, Beijing

Legal Representative:	Lin Yu

Party B:	Lin Yu

ID No.: 352124197612060013

Address:, Grade-98 Post-graduate, 10 Western Tucheng Road, Haidian District, Beijing

Zhou Xu

ID No.:110104690310310

Address: Room 1601, Tower #1, 48 Huayuan North Road, Haidian District, Beijing

Shi Wenyong

ID No.:352124197711280513

Address: Teachers’ Apartment Building, 5 Yiheyuan Road, Haidian District, Beijing
(Collectively, the “Parties”)
WHEREAS
1.	Party A (the “Lender”) is a wholly foreign owned company incorporated and registered in Beijing;

2.	Party B (the “Borrower”) is the shareholder of Beijing NetQin Technology Co., Ltd. (“Domestic-funded Company”), holding 100% equity of the Domestic-funded Company.
Through friendly negotiations, the Parties reach the agreement as follows for mutual compliance,:

1

In accordance with the terms and conditions set forth herein, the Lender agrees to provide, and the Borrower agrees to accept, a loan in an total amount of RMB 6,122,500 (Lin Yu, Zhou Xu and Shi Wenyong respectively holds 52%, 33% and 15% of the loan).
1.	The Borrower agrees to use the above mentioned loan only for the Domestic-funded Company, or helping the Domestic-funded Company to repay the liabilities arising from its business operation.

The Borrower shall use such loan only for the purpose set forth in this Article, and shall not use such loan for any other purpose, unless it has obtained the written consent in advance from the Lender.

2.	Conditions precedent for the provision of loan by the Lender to the Borrower are:

2.1	The representations and warranties made by the Borrower in the Article 8 hereof are true, complete, correct, and not misleading.

2.2	The Borrower does not breach any of its undertakings in the Article 9 and Article 10 hereof, and there is no any event occurring or threatening to occur which will possibly influence the Borrower’s performance of its obligations hereunder.

3.	The Lender agrees that, on condition that all the conditions precedent set forth in the Article 2 hereof are satisfied or are waived by the Lender in writing, the Lender will transfer the loan amount to the account designated by the Borrower in one lump sum. The Borrower or its trustee shall issue the receipt to the Lender at the same day of receiving such loan. The Parties hereby agree and confirm, the undertakings with respect to the loan made by the Borrower under this Agreement are applicable to the Borrower or its designated trustee.

4.	Each Party hereby agrees and confirms that the loan hereunder is a non-interest-bearing loan unless otherwise specified herein.

5.	The term of loan hereunder is ten (10) years and may be extended by the Parties through a written consent. During the term of loan of the extended term of loan, once the following circumstance occurs, the loan provided by the Lender to the Borrower hereunder shall expire early with immediate effect:
(1)	The Borrower resigns from or is dismissed by the Lender or any affiliate of the Lender; or

(2)	The Borrower is dead, becomes incapable for civil conduct, or has limited capability in civil conduct; or

(3)	The Borrower commits a crime or is involved in a crime; or

(4)	Any other third party claims an amount exceeding RMB 100,000 from the Borrower.
Once the term of loan expires, any Borrower (or its successor or assignee) shall immediately return the amount borrowed by it to the Lender, or, with the Lender’s consent, transfer such borrowed amount to any other shareholder of the Domestic-funded Company or the person

2

designated by the Lender, and such Borrower’s rights and obligations hereunder shall terminate at same time.
6.	At the date hereof, the Lender represents and warrants to the Borrower:

6.1	The Lender is a duly registered and validly existing company;

6.2	The Lender has the power required for signing and performing this Agreement. The signature and performance of this Agreement by the Lender comply with the Lender’s business scope and the articles of association or other constitution documents of the Lender. The Lender has obtained all necessary and appropriate approvals and authorizations for signature and performance of this Agreement;

6.3	The signature and performance of this Agreement by the Lender do not violate any law or regulation, governmental approval, authorization, notice or any other governmental document binding upon or imposing any effect on it, nor breach any agreement entered into by and between the Lender and any third party or any undertakings made by the Lender to any third party; and

6.4	This Agreement will immediately constitute legally valid and enforceable obligations of the Lender upon being signed.

7.	The Borrower represents and warrants to the Lender from the date hereof to the termination hereof:

7.1	The Domestic-funded Company is a duly incorporated and validly existing company with limited liabilities, and the Borrower is the lawful shareholder of the Domestic-funded Company;

7.2	The Borrower has the power required for signing and performing this Agreement. The signature and performance of this Agreement by the Borrower comply with the articles of association or other constitution documents of the Domestic-funded Company. The Borrower has obtained all necessary and appropriate approvals and authorizations for signature and performance of this Agreement;

7.3	The signature and performance of this Agreement by the Borrower do not violate any law or regulation, governmental approval, authorization, notice or any other governmental document binding upon or imposing any effect on it, nor breach any agreement entered into by and between the Borrower and any third party or any undertakings made by the Borrower to any third party; and

7.4	This Agreement will immediately constitute legally valid and enforceable obligations of the Borrower upon being signed.

8.	Throughout the term of this Agreement, the Borrower undertakes that:

8.1	Without the prior written consent by the Lender, it will not, at the Shareholders’ Meeting of the Domestic-funded Company, resolve to agree upon or support or sign any shareholders’ resolutions to approve, any sale, assignment, mortgage or disposal in any other way of, or allow the creation of any other encumbrance on, any legal or beneficial interests with respect to the equity of the Domestic-funded Company, except for those made for the Lender or any person designated by the Lender;

3

8.2	Without the prior written consent by the Lender, it will not, at the Shareholders’ Meeting of the Domestic-funded Company, resolve to agree upon or support or sign any shareholders’ resolutions to approve, the merger or amalgamation between the Domestic-funded Company and any other person, or the acquisition of or investment in any other person by the Domestic-funded Company;

8.3	It will immediately notify the Lender of any litigation, arbitration or administrative proceeding occurring or threatening to occur with respect to the equity of the Domestic-funded Company;

8.4	For maintaining its shareholding in the Domestic-funded Company, it will sign, take, initiate, and conduct all necessary or appropriate documents, actions, claims, or defense against the claims;

8.5	Without the prior written consent by the Lender, it will not take any action and/or omission which may possibly have any material influence on the assets, business and liabilities of the Domestic-funded Company.

9.	The Borrower undertakes that, during the term hereof it will, as the legal shareholder of the Domestic-funded Company, procure the Domestic-funded Company:

9.1	Without the prior written consent by the Lender, not to sell, assign, mortgage or dispose of in any other way, or allow the creation of any other encumbrance on, the legal or beneficial interests with respect to any asset, business or income of it, from the date hereof;

9.2	Without the prior written consent by the Lender, not incur, succeed, guarantee, or allow existence of, any liability, however, except for (i) the liability arising from the normal or daily business operation rather than by means of borrowing certain amount of money; and (ii) the liability which has been disclosed to, and approved of by the Lender in writing;

9.3	To operate all of its business in course of business operation, to maintain the value of its assets;

9.4	Without the prior written consent by the Lender, not to enter into any material contract (in respect of this paragraph, the contract with a value exceeding one million RMB will be deemed as a material contract), except for those entered into in course of normal business operation;

9.5	As requested by the Lender, to provide to the Lender with all materials in relation to its operation and financial status;

9.6	Without the prior written consent by the Lender, not to merge or amalgamate with any other person, or acquire or invest in any other person;

9.7	Will immediately notify the Lender of any litigation, arbitration or administrative proceeding occurring or threatening to occur with respect to its assets, business or income.

10.	This Agreement inures only for the benefits of the Parties hereto, the successors and permitted assignees of the Parties hereto, and is binding upon the above mentioned Parties. Without the other Party’s prior written consent, neither Party shall not assign, pledge or transfer in any other way, its rights, benefits or obligations hereunder.

11.	The conclusion, validity, interpretation, performance, amendment, termination of, and resolution of disputes arising from, this Agreement shall be governed by laws of the PRC.

12.	Arbitration

12.1	Any dispute, controversy or claim arising from or in connection with this Agreement (including the existence, validity or termination of this Agreement) shall be submitted to

4

China International Trade and Economic Arbitration Commission (“CIETAC ”) for arbitration according to its then effective rules and proceeding. The arbitral award is final and biding upon the Parties. The arbitration shall be conducted in Beijing. The arbitration language is English.
12.2	The arbitral tribunal consists of three (3) arbitrators. Each Party appoints one (1) arbitrator. The presiding arbitrator of arbitral tribunal shall be jointly appointed by both Parties through negotiations. Should both Parties fail to reach consensus regarding the appointment of the presiding arbitrator within twenty (20) days following the appointment of its respective arbitrator, the Chairman of CIETAC shall appoint the presiding arbitrator.

13.	This Agreement becomes effective upon being signed, and becomes invalid once each Party fulfills the performance of its obligations hereunder.

14.	This Agreement shall not be amended or changed unless consented by both Parties in writing. Any issue not contemplated herein shall be supplemented by the Parties by signing respective agreement in writing. Any amendment, change, supplemental to this Agreement as well as any exhibit hereto, shall constitute an integral part of this Agreement.

15.	This Agreement constitutes an integral agreement between the Parties regarding the subject matter hereof, and supersedes all previous oral discussion or written advices reached by the Parties with respect to the above mentioned subject matter.

16.	This Agreement is severable. The invalidity or unenforceability of any term hereof does not influence the validity or enforceability of any other term hereof.

17.	Each Party shall keep strictly confidential any confidential materials regarding the other Party’s business, operation, financial status obtained by it through this Agreement or during the performance of this Agreement.

18.	This Agreement is made in six (6) original copies, each Party holding one (1) copy. Each copy has the same legal effect.

5

[Execution Page]
Party A: NetQin Mobile (Beijing) Co., Ltd.
Signature of Authorized Representative: /s/ Lin Yu

Party B:	/s/ Lin Yu

/s/ Zhou Xu

/s/ Shi Wenyong

6

Agreement among Three Parties

This Agreement dated October 31, 2007 is made in Beijing by and among:

Party A:	Lin Yu

ID No.: 352124197612060013

Address:, Grade-98 Post-graduate, 10 Western Tucheng Road, Haidian District, Beijing

Zhou Xu

ID No.:110104690310310

Address: Room 1601, Tower #1, 48 Huayuan North Road, Haidian District, Beijing

Shi Wenyong

ID No.:352124197711280513

Address: Teachers’ Apartment Building, 5 Yiheyuan Road, Haidian District, Beijing

Party B:	Beijing NetQin Technology Co., Ltd.

Address:	Unit C-1322, Tower #1, Beijing Zhongguancun Software Park Incubator, Haidian District, Beijing

Legal Representative:	Lin Yu

Party C:	NetQin Mobile (Beijing) Co., Ltd.
(Collectively, the “Parties”)
Through friendly negotiations, the Parties agree as follows with respect to the rights of creditor and obligations of debtor, for joint compliance:
1.	As of October 31, 2007, the outstanding balance of money borrowed by Party A from Party B is RMB 6,122,500, and the outstanding balance of money borrowed by Party B from Party C is RMB 15,285,397.50.

2.	Considering that the above mentioned amounts are related to the Loan Agreement by and between Party A and Party C, under which the borrowed amount of money is RMB 6,122,500, Party C does not need to directly pay the amount of loan to Party A, and Party B will pay the amount of loan to Party A by setting off its borrowed amount from Party C. After setting-off, the outstanding balance of money borrowed by Party B from Party C is RMB 9,162,897.50 and the outstanding of balance of money borrowed by Party A from Party C is RMB 6,122,500.

7

3.	Confidentiality

The Parties agree that this Agreement and any part hereof fall into the scope of confidential information. Without the other Parties’ consent, neither Party should disclose this Agreement or any part hereof to any third party, unless otherwise required by laws, regulations or regulatory authorities.

4.	Miscellaneous

4.1	The Agreement among Three Parties is governed by laws of the PRC.

4.2	Any issue not contemplated herein shall be supplemented by the Parties by signing respective agreement in writing. The supplemental hereto has the same legal effect with this Agreement.

4.3	This Agreement is made in six (6) original copies, each Party holding one (1) copy.
[Execution Page]

Party A:	/s/ Lin Yu

/s/ Zhou Xu

/s/ Shi Wenyong

Party B:	Beijing NetQin Technology Co., Ltd. (affixed with common seal of the company) Signature by Authorized Representative: /s/ Lin Yu

Party C:	NetQin Mobile (Beijing) Co., Ltd. (Official company seal)

8

LOAN AGREEMENT
Between
LIN YU, ZHOU XU, SHI WENYONG
AS BORROWER
And
SEQUOIA CAPITAL CHINA I, L.P.;
SEQUOIA CAPITAL CHINA PARTNERS FUND I, L.P.;
SEQUOIA CAPITAL CHINA PRINCIPALS FUND I, L.P.
AS LENDERS
Dated March 16, 2007
King & Wood
40th Floor, Tower A, Beijing Fortune Plaza,
7 Dongsanhuan Zhonglu, Chaoyang,
Beijing, 100020, PRC

This LOAN AGREEMENT (this “Agreement”), dated March 16, 2007, is made in Beijing by and among:
LIN Yu, a citizen of the People’s Republic of China with ID No. 352124197612060013;
ZHOU Xu, a citizen of the People’s Republic of China with ID No. 110104196903103013;
SHI Wenyong, a citizen of the People’s Republic of China with ID No. 352124197711280513;
(Collectively, the “Borrowers”);
And
Sequoia Capital China I, L.P., a company duly incorporated and existing under the laws of Cayman Islands;
Sequoia Capital China Partners Fund I, L.P., a company duly incorporated and existing under the laws of Cayman Islands;
Sequoia Capital China Principals Fund I, L.P., a company duly incorporated and existing under the laws of Cayman Islands.
(Collectively, the “Lenders”).
(The Borrowers and the Lenders, collectively the “Parties”)
WHEREAS
1.	Beijing NetQin Technology Co., Ltd. (“Netqin”) is a company with limited liabilities duly incorporated and validly existing under the laws of the PRC and mainly engaged in mobile anti-virus and information securities services. The Borrowers are shareholders of Netqin with a ownership of 47%, 33.25% and 14.75% shares of Netqin by LIN Yu, ZHOU Xu and SHI Wenyong, respectively.

2.	The Borrowers desire to borrow a loan in the amount of US$250,000 from the Lenders to provide funding for the business growth of Netqin. Upon receipt of such loan from the Lenders, the Borrowers intend to provide it to Netqin in the form of shareholder loan to satisfy the funding necessary for business growth of Netqin.

3.	The lenders intend to provide a loan in the amount of US$250,000 to the Borrowers subject to the terms and conditions of this Agreement, of which an amount equal to US$196,900, US$22,625 and US$30,475 will be provided by Sequoia Capital China I, L.P., Sequoia Capital China Partners Fund I, L.P., and Sequoia Capital China Principals Fund I, L.P., respectively.
NOW, THEREFORE, the Parties agree and intend to be bound as follows:

1.	LOAN

1.1	The loan under this Agreement shall be in US dollar at an amount of US$250,000 (two hundred and fifty thousand dollars) with a term of four (4) months, commending on the date of this Agreement and ending on the date immediately preceding to the date which is four (4) calendar months thereafter (or, if such ending date is not a business day, the next business day in the place where Party B is located).

1.2	The Lenders agree to transfer the principal amount of the loan to a bank account designated by the Borrowers in a manner agreed by the Parties, the details of which are set forth under Schedule I to this Agreement.

1.3	The loan under this Agreement will have an interest rate of six percent (6%) per annum, which interest will accrue on and from the date on which the loan is transferred to the bank account designated by the Borrowers on the basis of 360 days per annum.

1.4	The Borrowers will pay all of the principal and interest accrued upon the loan under this Agreement in lump sum upon the maturity of the loan (the “Prescribed Payment Date”), and its failure to do so will constitute its breach of this payment obligation (the “Payment Breach”). If the Borrowers fail to pay any interest due and payable from the Loan, the Lenders are entitled to a liquidated damages equal to an amount of the overdue interest multiplied by zero-point-zero-two-two percent (0.022%) and further multiplied by the number of days overdue.

1.5	If the Borrowers fail to pay the loan in its entirety upon its maturity, and further fails to make agreement in writing with the Lenders for extension of the maturity, such failure will constitute late payment of the Loan under which circumstance Party B, in addition to any interest accrued upon the loan under Section 1.3, is entitled to a penalty interest upon any outstanding amount of the loan on the daily basis of zero-point-zero one percent (0.01%) for a period commencing on the date on which such outstanding amount becomes overdue and ending on the day of its payment.

1.6	The loan provided under this Agreement will only be made to Netqin for funding necessary for its business growth from the Borrowers in the form of shareholder loan. Without prior written consent from the Lenders, the Borrowers may not used the loan for any other purposes.

1.7	It is agreed by the Lenders that the Borrowers may make early payment of all or any part of the principal and interest accrued upon the loan under this Agreement. If the Borrowers make early payment of all and any part of the principal of the loan, the interest accrued thereupon will be calculated based on the amount and period of the outstanding part of the loan.

2.	CONDITIONAL SHARE TRANSFER

2.1	To cause provision of the loan under this Agreement from the Lenders, the Borrowers hereby agree and covenant to, upon satisfaction of the conditions provided under Article 2 of this Agreement, transfer a thirty percent (30%) shares of Netqin under its ownership (the “Transferred Shares”) to the Lenders under this Article 2 of this Agreement. For avoidance of any doubt, the Transferred Shares include: (i) a 14.84% shares of Netqin under the ownership of LIN Yu; (ii) a 10.5% shares of Netqin under the ownership of ZHOU Xu; and (iii) a 4.66% shares of Netqin under the ownership of Shi Wenyong.
2.2	Within ten (10) business days prior to the expiration of the term of this Agreement, the Lenders may issue a loan payment notice to the Borrowers in writing (the “Payment Notice”) specifying: (i) the request for payment of the principal of the loan and interest accrued thereupon due and payable by the Borrowers under this Agreement; (ii) the amount of such principal and interest due and payable: and (iii) the bank account designated by the Lenders to which the payment of such principal and interest will be made. Within ten (10) business days upon its receipt of the Payment Notice from the Lenders, the Borrowers will make payment of the principal and interest specified in the Payment Notice to the bank account designated by the Lenders in the Payment Notice. If the Borrowers fail to make payment provided under the immediately preceding sentence, the Borrowers will transfer the Transferred Shares to the Lenders and/or any third party nominated by the Lenders by execution and delivery of the share transfer documents in the form of Schedules II, III and IV to this Agreement at the request of the Lenders. For avoidance of any doubt, failure to issue any Payment Notice by the Lenders under this Agreement will not have any adverse effect on any of its rights, powers or benefits under this Agreement, which include without limitation its right to request payment of the principal and interest under this Agreement from the Borrowers.

2.3	If this Agreement ceases to have any effect or is held invalid or unenforceable by any competent court or any other authority, the Lenders may notify the Borrowers in writing requesting its payment of the principal under this Agreement. Within ten (10) business days upon its receipt of such notice from the Lenders, the Borrowers will make payment of such principal to a bank account designated by the Lenders in such notice. If the Borrowers fail to make payment provided under the immediately preceding sentence, the Borrowers will transfer the Transferred Shares to the Lenders and/or any third party nominated by the Lenders by execution and delivery of the share transfer documents in the form of Schedules II, III and IV to this Agreement at the request of the Lenders.

2.4	The Lenders hereby agree and covenants that within ten (10) business days upon the transfer of the Transferred Shares to the Lenders from the Borrowers under Article 2 of this Agreement, if the Borrowers have performed its payment obligations under this Agreement (including without limitation the obligations to pay any principal and interest under this Agreement), the Lenders will sign any documents and take any actions necessary to transfer the Transferred Shares which have been transferred to the Lenders under Article 2 of this Agreement back to the Borrowers within ten (10) business days upon performance of the payment obligations under this Agreement by the Borrowers, so as to restore the ownership of the Transferred Shares by the Borrowers.

3.	REPRESENTATIONS AND WARRANTIES BY THE BORROWERS

3.1	The Borrowers represent and warrant to the Lenders that:
(1)	They have the legal qualifications and requisite authorities to execute this Agreement, exercise their rights and perform their duties under this Agreement;

(2)	None of their execution and performance of this Agreement is in violation of or conflict with any other agreements to which the Borrowers are a party, or any laws and regulations to which the Borrowers are subject;

(3)	All approvals, permits, consents, registrations or any other procedures necessary for the Borrowers to enter into this Agreement have been duly obtained or completed by the Borrowers and are sufficiently legal and valid, except those which are unobtainable due to current laws, regulations or reasons of competent government agency;
(4)	The Borrowers are the sole legal holders of the Transferred Shares and have not created security of any kind or nature upon the Transferred Shares. The ownership of the Transferred Shares is free from any dispute and may be legally transferred as the subject of share transfer.

(5)	Neither the Borrowers nor the Transferred Shares is involved in any pending or, according to the knowledge of the Borrowers, potential arbitrations, litigations or administrative proceedings which may have material adverse effect upon the financial condition of Netqin, the value of the Transferred Shares, or the Borrowers’ ability to perform their obligations under this Agreement. The Transferred Shares are free from any attachment or seizure arising from any assets security procedures;

(6)	The Borrowers own ninety-five percent (95%) shares of Netqin;

(7)	This Agreement, once executed, constitutes binding obligations on them; and

(8)	None of the Borrowers has committed or is involved in any criminal activity.
3.2	The Borrowers further represent, warrant and covenant to the Lenders that the representations and warranties under Section 3.1 will always be true and accurate during the term of this Agreement, subject to the facts, circumstances and laws then existing and applicable.

4.	COVENANTS OF THE BORROWERS
The Borrowers covenant to the Lenders that before full payment of the principal and interests under this Agreement:
4.1	The Borrowers will be in compliance with all laws and regulations applicable to this Agreement and their duties and obligations under this Agreement, and will take all measures necessary to ensure that the Transferred Shares are always legal and valid;

4.2	If the Borrowers or the Transferred Shares are involved in any of material litigations, arbitrations or administrative proceedings which has commenced or has yet to commence but is in the knowledge of the Borrowers, the Borrowers will notify the Lenders of the details of such litigations, arbitrations or administrative proceedings as soon as practicable upon its knowledge thereof;

4.3	The Borrowers will notify the Lenders in writing of the detailed occurrence of any Breach Event (as defined hereinafter) under this Agreement, or any event which relates to the Borrowers and may affect the Transferred Shares or its value, or any other event which may affect the Borrowers’ ability to perform their duties under this Agreement;

4.4	Without prior consent of the Lenders, no pledge or any other security may be imposed upon the Transferred Shares, and no interest of the Transferred Shares may be transferred or otherwise disposed.

4.5	Without prior consent of the Lenders, no mortgage, pledge or any other security may be imposed upon any assets of Netqin, and no material assets of Netqin may be transferred or otherwise disposed, other than in the ordinary course of business;

4.6	Without prior consent of the Lenders, the Borrowers may not extend or borrow any loan to or from any third party, or enter into any other similar credit arrangement;

4.7	The Borrowers will make efforts to maintain normal operations of Netqin, and will keep the Lenders promptly notified of any material event involving Netqin and any other event which may affect the Transferred Shares or its value;

4.8	The Lenders may transfer all or any part of their rights under this Agreement to any third party without prior consent of the Borrowers, for which the Borrowers will execute documents and take actions necessary and desirable and complete the procedures required.

4.9	If the board of directors and/or shareholders of Netqin intend to form any proposal or adopt any resolution during its meeting whereby Netqin will be dissolved, the Borrowers will notify the Lenders of such proposal or resolution in writing immediately upon its knowledge thereof or its receipt of a notice for such meeting, whichever is earlier, and provide any other information at the request of the Lenders.

4.10	If Netqin is dissolved for any reason before the Borrowers transfer the Transferred Shares to the Lenders under this Agreement, the Borrowers will transfer to the Lenders any and all of the assets, properties and interests received by the Borrowers arising from or in connection with the dissolution of Netqin in such proportion as comparable to that provided under Article 2 of this Agreement. For purpose of transferring the assets or interests under this Section 4.10, the Borrowers will execute any documents and complete any procedures necessary to transfer such assets and interests to the Lenders.

4.11	The Borrowers may not take any action which may alter or impair any of the rights of the Lenders upon the Transferred Shares or under this Agreement.

4.12	The Borrowers covenant to the Lenders that upon transfer of the Transferred Shares to the Lenders under Article 2 of this Agreement, the Lenders may transfer the Transferred Shares to any third party without any restriction, upon which transfer the Borrowers will take any action desirable for such transfer, including without limitation adoption of resolutions at the shareholders or board meetings or change of its articles of associations, so as to remove restrictions upon such transfer, if any.

4.13	The Borrowers covenants to the Lenders that the Borrowers will take any actions and execute all documents necessary for the Lenders to exercise their rights under this Agreement, and provide any other information and documents at the reasonable request of the Lenders.

4.14	The Borrowers hereby agree to the non-voting attendance of all shareholders and board meetings of Netqin and access to the copies of all resolutions of such meetings at such meetings by any individual designated by the Lenders.

5.	SPECIAL PROVISIONS REGARDING RISKS

5.1	The Lenders and the Borrowers hereby declare that each of them is aware of and knows the rules and regulations regarding foreign exchange administration which relate to this Agreement: (i) the Administrative Measures for Personal Foreign Exchange issued by the People’s Bank of China on February 25, 2006 and effective from February 1, 2007, which provides under Section 21 that domestic individuals who offer loans to people overseas, borrow foreign debt, grant international guarantees or are directly involved in any transaction relating to overseas commodity futures or financial derivative products shall comply with the relevant provisions and effect registration formalities with the foreign exchange authorities; and (ii) the Implementing Rules of the Administrative Measures for Personal Foreign Exchange issued by the State Administration of Foreign Exchange on January 5, 2007, which provides under Section 23 that based on the process of the convertibility of Renminbi capital items, the administration on provision of loans overseas, borrowing of foreign debts, and provision of foreign guarantee as well as direct participation in transaction of overseas commodity futures and financial derivative products shall be gradually eased, and specific measures therefore will be formulated separately. On reliance of these rules and regulations, it is acknowledged and confirmed by the Parties that the State Administration of Foreign Exchange has not provided any specific regulation regarding the borrowing of overseas debts by domestic individuals, and based on consultation with the State Administration of Foreign Exchange through phone, registration of the borrowing of overseas debts by domestic individuals is currently impracticable.
5.2	To cause execution of this Agreement by the Lenders under the legal environment described under Section 5.1, the Borrowers hereby agree and covenants to assume any and all risks and liabilities arising from the conduct of registration and/or any other procedures with the foreign exchange administrative department.

5.3	If any applicable laws, regulations or rules require or permit registration of this Agreement with competent foreign exchange administrative department by the Borrowers and the Lenders after execution of this Agreement, the Borrowers will effect the registration procedures required by such laws and regulations.

5.4	Considering the legal environment described under this Article 5 upon execution of this Agreement, the Borrowers may not defend against any requirement to perform the Borrowers’ obligations under this Agreement from the Lenders in reliance on relevant rules and regulations regarding foreign exchange administration.

6.	BREACH EVENT OF THE BORROWERS

6.1	The Borrowers will be in breach of this Agreement if:
(1)	Any of the representations or warranties made by the Borrowers under this Agreement is found untrue, inaccurate or misleading in any material aspect;

(2)	The Borrowers transfer, sell, grant, or otherwise dispose the Transferred Shares other than provided under this Agreement, or create or intend to create any security interest upon the Transferred Shares, or any claim against the Transferred Shares is made by any third party;

(3)	The Borrowers or the Transferred Shares are involved in any litigations, arbitrations or administrative proceedings which, in the reasonable judgment of the Lenders, would have material adverse effect upon the financial condition of the Borrowers, or the value of the Transferred Shares, or the Borrowers’ ability to perform their duties under this Agreement;

(4)	Without prior written consent of the Lenders, the Borrowers apply the loan under this Agreement to purpose other than that provided under Section 6.1.

(5)	The Borrowers are in breach of any other obligations under this Agreement or any other event occurs which in the judgment of the Lenders could affect their rights under this Agreement.
6.2	Upon occurrence of any breach event of the Borrowers, the Lenders may take any actions available at law, including without limitation:
(1)	Declare immediate maturity of the loan and require immediate payment of any and all amount due and payable under this Agreement from the Borrowers, including without limitation the principal and interest of the loan under this Agreement; and

(2)	Take any actions which in the judgment of the Lenders are necessary to collect the principal and interest of the loan under this Agreement, or are desirable for the Lenders to enforce any of its rights under this Agreement, including without limitation requiring transfer of the Transferred Shares to the Lenders from the Borrowers under Article 2.
6.3	At request of the Lenders, the Borrowers will assist the Lenders in obtaining any and all approvals or consents necessary for the Lenders to enforce their rights under this Agreement.

7.	EFFECTIVENESS, AMENDMENT AND TERMATION

7.1	This Agreement will be effective upon signature of the legal or authorized representative of the Borrowers and affixture of the seal of the Borrowers, and signature of the authorized representatives of the Lenders.

7.2	This Agreement may be amended or supplemented with agreement of the Parties in writing. Any amendment and supplement to this Agreement constitute an integral part hereof.

8.	GOVERNING LAWS AND DISPUTE RESOLUTION

8.1	This Agreement is governed by and construed in accordance with the laws of the Hong Kong Special Administrative Region of the People’s Republic of China.

8.2	Any dispute arising from or in connection with this Agreement or its performance will firstly be resolved through negotiations; if such negotiations fail, any Party may submit the dispute to Hong Kong International Arbitration Center for arbitration according to its arbitration rules then in effect.

9.	MISCELLANEOUS

9.1	Failure or delay to exercise or partial exercise of any of their rights, powers or remedies under this Agreement by the Lenders will not operate as waiver of all or any part of these rights, powers or remedies, or affect their further exercise of such rights, powers or remedies or their exercise of any other rights, powers or remedies. If any provision under this Agreement is held illegal, invalid or unenforceable under any law, it will not affect the legality, validity or enforceability of such provision under any other laws, or the legality, validity or enforceability of any other provisions.

9.2	This Agreement is in six original copies, with each signatory holding one copy. All original copies are equally authentic.
IN WITHNESS WHEREOF, the Parties have caused their duly authorized representatives to sign this Agreement on the date first written above.
(remainder left blank)

(Signature page only)
BORROWERS
By: /s/ Lin Yu
By: /s/ Zhou Xu
By: /s/ Shi Wenyong
LENDERS
Sequoia Capital China I, L.P.
By: /s/ Fan Zhang
Sequoia Capital China Partners Fund I, L.P.
By: /s/ Fan Zhang
Sequoia Capital China Principal Fund I, L.P.
By: /s/ Fan Zhang

Schedule I
Bank Account Information

Schedule II
Share Transfer Agreement
This SHARE TRANSFER AGREEMENT (this “Agreement”), dated      , is made in Beijing by and among:
Party A: Zhou Kui
Addresss: Suite 2408, Air China Plaza, 36 Xiaoyun Road, Chaoyang District, Beijing
Party B:
Lin Yu, Address: Grade-98 Post-graduate, 10 Western Tucheng Road, Haidian District, Beijing
Zhou Xu, Address: Room 1601, Tower #1, 48 Huayuan North Road, Haidian District, Beijing
Shi Wenyong, Address: Teachers’ Apartment Building, 5 Yiheyuan Road, Haidian District, Beijing
Party C: Beijing NetQin Technology Co., Ltd.
Registered Address: 502, Gate 5, Building #1, A1 Hongliannan Village, North Taipingzhuang, Haidian District, Beijing
Hereinafter, Party A, Party B, or Party C is referred to as one “Party” respectively, and referred to as “Parties” collectively.
WHEREAS
1.	is a citizen of the People’s Republic of China with ID ;

2.	Party B are citizens of the People’s Republic of China, among of which , a citizen of the People’s Republic of China with ID No. ; , a citizen of the People’s Republic of China with ID No. ; , a citizen of the People’s Republic of China with ID No. ;

3.	Party C is a company registered and incorporated under laws of the PRC. At present, Party B holds percent ( %) shares of Party C in total, among of which %, %, % is held by , , and respectively.

4.	Party B intends to transfer percent ( %) shares of Party C (“Transferred Shares”) to Party A in accordance with the Loan Agreement dated March 16, 2007 entered into by it and Party A, and Party A and (or) its designated third party intend to be transferred such Transferred Shares (“Share Transfer”). For avoidance of any doubt, the Transferred Shares include: (1) percent ( %) shares of Netqin held by ; (2) percent ( %) shares of Netqin held by ; and (3) percent (4.66%) shares of Netqin held by .
NOW, THEREFORE, the Parties agree and intend to be bound as follows
1.	Share Transfer

1.1	Party B agrees to transfer the Transferred Shares to Party A, and Party A intends to accept such transfer. Upon the completion of Share Transfer, Party A will become a shareholder of Party C in place of Party B.

1.2	As the consideration for the Share Transfer, Party A hereby waives the obligation of , and under the Loan Agreement with respect to the repayment the principal with an amount of t US dollars (US$ ) and the interest accrued therefrom to Party A.

1.3	Party B agrees to the Share Transfer described in this Article, and agrees to and will procure the other shareholders of Party C (other than Party B) to to sign all necessary documents including the Resolutions of Shareholders’ Meeting and the waiver of its right of first refusal in connection with the Transferred Shares, and assist with all necessary formalities with respect to such Share Transfer.

1.4	Party B and Party C shall jointly and respectively take all necessary actions, including without limitation, signing this Agreement, adopting Shareholders’ Meeting resolutions and amendment to the articles of association, in order to realize the transfer of shares from Party B to Party A, and shall be responsible to fulfill all necessary governmental approval or AIC (Administration for Industry and Commerce) record formalities within thirty (30) days upon signing this Agreement, to procure Party A’s becoming the recorded owner of such Transferred Shares.

2.	Representations and Warranties

2.1	Each Party hereto represents and warrants that:
(a)	it is a duly incorporated and existing company, or has the full civil capabilities, and has the full power and capability for signing and performing this Agreement, as well as other related documents necessary for realizing the purpose of this Agreement;

(b)	it has taken, or will take, all necessary actions, to duly and validly authorize the signature, delivery and performance of this Agreement and all the other documents in relation to the transactions under this Agreement, and such signature, delivery and performance will not violate any provision of related laws, regulations and governmental rules, or infringe any third party’s lawful rights and interests.
2.2	Party B and Party C jointly and severally represent and warrant to Party A:
(a)	at present, Party B is the legal and valid shareholder of 95% shares of Party C, and Party B’s procuring and obtaining such shares does not violate any provision of any laws, regulations and governmental decisions, or infringes any third party’s lawful rights and interest;

(b)	Party C is a company with limited liabilities duly incorporated and validly existing under the laws of the PRC, with full rights, power and capabilities, having right to own, dispose of and operate its assets and business, and is operating its business or operating to its planned business. Party C has obtained all permits and qualification certificates or any other governmental approvals, verifications, record or registration required for operation of its business as described in the business license;

(c)	Party C has never committed any violation of any provision of laws, regulations or governmental rules upon its incorporation;

(d)	there is no any encumbrance or any third party’s rights over the shares of Party C held by Party B;

(e)	it has not omitted any provision of any document or information regarding Party C or Party C’s business, which may possibly affect Party A’s decision on whether to enter into this Agreement;

(f)	before the completion of the Share Transfer, it will not, by means of action or omission, authorize or procure any offering, or undertake to offer any additional shares, other than the outstanding shares as of the date of this Agreement, and will not make any change in any form to the capital structure or shareholding structure of Party C.

(g)	Party B and Party C warrants to Party A that, following the transfer of Transferred Shares to Party A in accordance with this Agreement, Party A has the right to transfer such Transferred Shares to any third party with no any limitation. At that time Party C and Party B will make every possible effort to procure the transfer of such Transferred Shares from Party A to any third party, including without limitation, for procuring such transfer, adopting Shareholders’ Meeting Resolutions, Board of Directors Meeting Resolutions, or amendment to the articles of associations, in order to release any limitation (if any) imposed on Party A with respect to transferring shares to any third party pursuant to the articles of associations.
3.	Effectiveness and Term

This Agreement is signed and becomes effective on the date first above written.

4.	Dispute Resolution

Any dispute arising from the interpretation or performance of this Agreement shall be friendly solved by the Parties through negotiations. If the Parties fail to reach any consequence regarding resolution of such dispute within thirty (30) days after one Party raises such dispute, then either Party may submit dispute to Hong Kong International Arbitration Centre for arbitration in accordance with its then effective arbitration rules. The arbitration shall be conducted in Hong Kong. The arbitration language is Chinese. The arbitral award is final and binding upon the Parties.

5.	Applicable Law

The validity, interpretation, and enforcement of this Agreement is governed by laws of the PRC.

6.	Amendment and Supplemental

If any amendment and supplement is needed to be made to this Agreement, the Parties shall enter into respective agreement in writing. Any amendment or supplemental to this Agreement duly signed by each Party is an integral part of this Agreement, with the same legal effect with this Agreement.

7.	Severability

If any provision of this Agreement becomes invalid or unenforceable due to its inconsistency with related laws or regulations, such provision is only invalid or unenforceable within certain jurisdiction, and shall not impair the legal effect of remaining provisions of this Agreement.

8.	Miscellaneous

8.1	This Agreement is made in Chinese in five (5) original copies, each Party holding one (1) copy. Each original copy has the same legal effect.
(remainder left blank)

(Signature page)
Party A:
Signature:
Party B:
By:
By:
By:
Party C: Beijing NetQin Technology Co., Ltd.
By:
(seal)

Schedule III
Authorization Letter
To :
The undersigned has signed a Share Transfer Agreement dated           , in accordance with which the undersigned has transferred a           percent (           %) shares of Netqin held owned by the undersigned (“Transferred Shares”) to           . The transfer price for the Transferred Shares has been duly paid.
You are hereby authorized on behalf of the undersigned to take all actions necessary to procure re-registration of the Transferred Shares under the name of           , including without limitation, signing all documents necessary for re-registration of the Transferred Shares.
By:
Date:

Schedule IV
Share Transfer Completion Declaration
The undersigned has signed a Share Transfer Agreement dated            , in accordance with which the undersigned has transferred a            percent (           %) shares of Netqin (the “Transferred Shares”) to            . The transfer price for such Transferred Shares has been duly paid. As of the date of the Share Transfer Agreement (regardless of whether the re-registration of the Transferred Shares is completed),            has become the sole and legal owner of the Transferred Shares, has all the rights, interests and benefits in and of the Transferred Shares, and the undersigned will no longer have any right, interests and benefit with respect to the Transferred Shares.
By:
Date:

Debt Transfer Agreement
This Debt Transfer Agreement (“Agreement”) is entered into by and among the following parties on this 22nd day of June 2007.
The persons listed on Exhibit A attached to this Agreement (each a “Transferor” and together the “Transferors”).
NETQIN MOBILE INC, an exempted company duly incorporated and validly existing under the Laws of the Cayman Islands (the “Transferee”); and
The entities listed on Exhibit B attached to this Agreement (each a “Consenter” and together the “Consenters”).
The above parties shall be hereinafter referred to as a “Party” individually and as the “Parties” collectively.
WHEREAS:
(1)	A loan contract was entered into as of March 16, 2007 by and among the Transferors and the Consenters (the “Loan Contract”), under which the Consenters extended a loan of US$ 250,000 (“Loan”) to the Transferors with an annual interest rate of six percent (6%). For purpose of this Agreement, the Loan and the accrued interest attributable to the Loan, will collectively be referred to as the “Repayment Amount” hereinafter.

(2)	According to the Loan Contract, the Transferors are obligated to pay the Repayment Amount back to the Consenters at a certain date (the “Debt”).

(3)	The Transferors agree to transfer the Debt to the Transferee and the Transferee agrees to accept such transfer.

(4)	The Consenters intend to invest in the Transferee’s series A preferred shares financing (“Series A Financing”) on the same or similar terms and conditions set forth in the Series A Preferred Shares Purchase Agreement (“Series A Purchase Agreement”) entered into as of June 5, 2007 by and among the Transferee, RPL HOLDINGS LIMITED, BEIJING NETQIN TECHNOLOGY CO., LTD (), NetQin Mobil (Beijing) Technology Co., Ltd. (

1

), and the other parties thereto.
NOW, THEREFORE, the Parties hereby agree as follows:

Article 1	Transfer of Debt
The Parties hereby agree, by execution of this agreement and subject to the terms and conditions contained herein, that the Transferors hereby transfer the Debt to the Transferee on the Effective Date (the “Debt Transfer”).

Article 2	Termination of the Loan Contract
Upon the effectiveness of the Debt Transfer, the Loan Contract and all the rights, obligations, representations and covenants defined therein shall be automatically terminated.

Article 3	Obligations by Transferors
Upon the effectiveness of the Debt Transfer, the Transferors shall be obligated to pay the Transferee the Repayment Amount at such time mutually agreed upon by the Transferors and the Transferee.

Article 4	Conversion of the Debt
The Parties hereby agree that if the Consenters participate in Series A Financing, upon the Subsequent Closing under the Series A Purchase Agreement, any and all of the Repayment Amount to be paid by the Transferee to the Consenters, shall be converted into the Series A Shares (as defined in the Series A Purchased Agreement) at the price of US$0.10 per share (the “Conversion”). Upon such Conversion, all the relevant parties shall take any and all actions and execute all appropriate documentation necessary to effect such Conversion. Notwithstanding the forgoing, such right of Conversion shall expire on July 7, 2007.

Article 5	Taxes, Costs and Expenses
The Parties shall be responsible for any taxes, costs and expenses incurred by them respectively in connection with the Debt Transfer according to this Agreement.

2

Article 6	Effectiveness
This Agreement shall become effective immediately after being duly executed by all the Parties (the “Effective Date”).

Article 7	Language and Originals
This Agreement shall be made in English in seven originals with each Party keeping one original.

Article 8	Dispute Resolution
All disputes in relation to this Agreement may be resolved through friendly consultation between the Parties, and in case consultation fails, such dispute shall be referred to and finally settled by arbitration at the Hong Kong International Arbitration Centre under the Rules of Conciliation and Arbitration of the International Chamber of Commerce at the arbitral situs of Hong Kong (the “ICC Rules”) in effect, which rules are deemed to be incorporated by reference into this Article. The arbitration tribunal shall consist of three (3) arbitrators to be appointed according to the ICC Rules. The language of the arbitration shall be English.
[Signature pages to follow]

3

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.
THE TRANSFEREE:
NETQIN MOBILE INC.

By:	/s/ Yu Lin

Name: Yu Lin
Title: Director
SIGNATURE PAGE — DEBT TRANSFER AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.
CONSENTERS:
Sequoia Capital China I, L.P.
Sequoia Capital China Partners Fund I, L.P.
Sequoia Capital China Principals Fund I, L.P.

By:	Sequoia Capital China Management I, L.P. A Cayman Islands Exempted Limited partnership General Partner of Each

By:	SC China Holding Limited A Cayman Islands limited liability company Its General Partner /s/ Jimmy Wong Name: Jimmy Wong
SIGNATURE PAGE — DEBT TRANSFER AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.
TRANSFERORS:

/s/ Yu Lin
Yu Lin ()

/s/ Wenyong Shi
Wenyong Shi ()

/s/ Xu Zhou
Xu Zhou ()
SIGNATURE PAGE — DEBT TRANSFER AGREEMENT

Exhibit A Schedule of Transferors

Transferors
LIN YU ()
with the PRC ID Number of 352124197612060013

SHI WENYONG ()
with the PRC ID Number of 352124197711280513

ZHOU XU ()
with the PRC ID Number of 110104690310301
EXHIBIT A

Exhibit B Schedule of Consenters

Investor	Contribution Amount of the Loan
Sequoia Capital China I, L.P.		$196,900.00
Sequoia Capital China Partners Fund I, L. P.		$22,625.00
Sequoia Capital China Principals Fund I, L. P.		30,475.00
Total	US$	250,000.00
EXHIBIT B

Acknowledgement Regarding Borrowing Issues
This ACKNOWLEDGEMENT REGARDING BORROWING ISSUES (this “Acknowledgement”) dated January 5, 2011, is made in Beijing by and among:
Lenders:
(1)	NetQin Mobile (Beijing) Co., Ltd. (“NetQin Beijing”)
Domicile: Room 1238-1 Block B, No.1 Building, Beijing Zhongguancun Software Park Incubator, Dongbeiwang, Haidian District, Beijing
Legal Representative: LIN Yu
(2)	NetQin Mobile Inc. (“NetQin”) Domicile: Zephyr House, 122 Mary Street, P.O. BOX 709, Grand Cayman KY 1-1107, Cayman Islands
Borrowers:
(1)	LIN Yu ID No.: 352124197612060013

(2)	ZHOU Xu ID No.: 110104690310301

(3)	SHI Wen Yong ID No.: 352124197711280513

(Collectively, the “Lenders”)
Hereinafter, the Lenders or the Borrowers are referred to as one “Party” respectively, and referred to as “Parties” collectively.
WHEREAS
NetQin Beijing and the Borrowers entered into a Loan Agreement in 2007 (“NetQin Beijing Loan Agreement”), in accordance with which NetQin Beijing provided a loan in the amount of RMB6,122,500 in total to the Borrowers, to be used as the capital contribution by the Borrowers to Beijing NetQin Technology Co., Ltd. (“Beijing Technology”); NetQin, the Borrowers, Sequoia Capital China I, L.P., Sequoia Capital China Partners Fund I, L.P., Sequoia Capital China Principals Fund I, L.P. entered into a Debts Transfer Agreement on June 22, 2007 (“Debts Transfer Agreement”), in accordance with which the Borrowers owes NetQin US250,000 in total. The above mentioned RMB6,122,500 and US250,000 are collectively referred to as “Shareholders’ Borrowings”. The Borrowers have used the Shareholders’ Borrowings as investment to Beijing Technology, and hold 100% shares of Beijing Technology (“Borrowers’ Shares”);
NetQin Beijing and the Borrowers entered into a Shares Disposal Agreement dated June 5, 2007 (“Disposal Agreement”), in accordance with which NetQin Beijing owns the exclusive option to purchase the Borrowers’ Shares from the Borrowers at any time (“Exclusive Purchase Option”).

1

In order to further clarify the Borrowers and Lenders’ true intensions regarding the amount of borrowings and the repayment method, the Parties agree to enter into this Acknowledgement:

1.	CONFIRMATION ON US250,000 DEBT
In accordance with the Debts Transfer Agreement, the Borrowers transferred to NetQin the debts in an aggregated amount of RMB250,000 owed by it to Sequoia Capital China I, L.P., Sequoia Capital China Partners Fund I, L.P., Sequoia Capital China Principals Fund I, L.P. under the Loan Agreement dated March 16, 2007 entered into by the Borrowers and Sequoia Capital China I, L.P., Sequoia Capital China Partners Fund I, L.P., Sequoia Capital China Principals Fund I, L.P.. Upon such transfer, NetQin is entitle to the creditor’s right to the Borrowers regarding the loan in an amount of US250,000. The Borrower and NetQin hereby confirm such creditor’s right, and further confirm that this Acknowledgment is applicable to such creditor’s right regarding the loan in an amount of US250,000.

2.	ASSOCIATION BETWEEN SHAREHOLDERS’ BORROWINGS AND EXCLUSIVE PURCHASE OPTION
The shareholding debtors and the Borrowers hereby confirm and agree that, if NetQin Beijing decides to exercise the exclusive purchase option set forth under the Disposal Agreement, then the above mentioned Shareholders’ Borrowings will early expire and the Borrowers shall repay the Shareholders’ Borrowings according to the repayment method as described hereunder.

3.	CONFIRMATION ON REPAYMENT METHOD
The Lenders and the Borrowers hereby agree and confirm that, upon the expiration or early expiration of the above mentioned two installments of Shareholdings’ Borrowings, the Borrowers shall repay such Shareholdings’ Borrowing only in the following way: in accordance with Exclusive Purchase Option provided under the Disposal Agreement, the Borrowers transfer all the Borrowers’ Shares held by them to NetQin Beijing or any person (legal or natural person) designated by NetQin Beijing, and directly use all the consideration for such share transfer to repay the principal of the whole Shareholders’ Borrowings and the interest accrued therefrom. Once the Borrowers completes the transfer of all the Borrowers’ Shares held by them to NetQin Beijing or any person (legal or natural person) designated by NetQin Beijing, it will be deemed that the above two installments of Shareholder’s Borrowings are paid off, regardless of whether the consideration for such share transfer is consistent with the amount of the Shareholder’s Borrowings.

4.	MISCELLANEOUS
4.1	This Acknowledgement is an integral part of the NetQin Beijing Loan Agreement and the Debts Transfer Agreement, and has the same legal effect with the NetQin Beijing Loan Agreement and the Debts Transfer Agreement.

2

4.2	Where there is any inconsistency between this Acknowledgement and the NetQin Beijing Loan Agreement or the Debts Transfer Agreement, this Acknowledgement shall prevail. Any issue not contemplated herein shall be governed by the NetQin Beijing Loan Agreement and the Debts Transfer Agreement.

4.3	This Acknowledgement becomes effective on the date hereof.

4.4	This Acknowledgement is written in Chinese in five (5) original copies, each Party holding one (1) copy. Each original copy has the same legal effect.
(remainder left blank)

3

(Signature page)
The Parties have signed this Acknowledgement on the date first above written.
Lenders:
NetQin Mobile (Beijing) Co., Ltd.
By: (Official company seal)
NetQin Mobile Inc.
By: (Official company seal)
Borrowers:
By: /s/ Lin Yu
By: /s/ Zhou Xu
By: /s/ Shi Wenyong

4